Deferred tax liability	12 Months Ended
Jan. 31, 2019
Deferred tax assets and liabilities [abstract]
Deferred tax liability
Deferred tax liability
The Group's deferred tax liability includes amounts recognized upon acquisition of Discuva Limited, which took place in the year ended January 31, 2018. During the year ended January 31, 2019, amounts recognized upon acquisition of MuOx Limited of £0.6 million were released to the Statement of Comprehensive Income when the related intangible asset was impaired in full, see Note 9 'Impairment of goodwill and intangible assets' for further details.

	Year ended January 31, 2019	Year ended January 31, 2018
	£000	£000
Amounts falling due after more than one year
At February 1	2,379	565
Release of temporary difference relating to the intangible asset	(704)	—
Acquisition of subsidiary	—	1,814
At January 31	1,675	2,379

There is an unrecognized deferred tax asset in relation to the trading losses carried forward of £12,400,000 (2018: £11,944,000), £26,000 in relation to provisions (2018: £26,000) and £32,000 (2018: £588,000) in relation to future exercisable shares. There is a deferred tax liability of £43,000 (2018: £71,000) in respect of accelerated capital allowances, which has been offset against the deferred tax asset in relation to trading losses carried forward.
The unrecognized deferred tax asset would be recovered against future company taxable profits. In the opinion of the Directors, there is insufficient evidence that the asset will be recovered, and as such the deferred tax asset has not been recognized in the financial statements.